UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2023

Near Intelligence, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39843	85-3187857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W Walnut St., Suite A-4 Pasadena, California 91124	91124
(Address of principal executive offices)	(Zip Code)

(628) 889-7680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NIR	The Nasdaq Global Market
Warrants, each exercisable for one share of Common Stock for $11.50 per share	NIRWW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Annual Incentive Plan

On August 2, 2023, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Near Intelligence, Inc. (the “Company”) approved the terms of the Executive Annual Incentive Plan (the “Executive Bonus Plan”). The Executive Bonus Plan, which will be administered by the Committee, is effective for fiscal years beginning January 1, 2023, and will remain in effect until terminated by the Committee or the Board. The purpose of the Executive Bonus Plan is to advance the interests of the Company and its stockholders by (i) providing certain employees of the Company and its subsidiaries with incentive compensation which is tied to the achievement of pre-established and objective performance goals, (ii) identifying and rewarding superior performance and providing competitive compensation to attract, motivate, and retain employees who have outstanding skills and abilities and who achieve superior performance, and (iii) fostering accountability and teamwork throughout the Company.

The Executive Bonus Plan provides for a payment of incentive compensation to officers and other eligible employees who are selected by the Committee for certain specified performance periods. Prior to or as soon as administratively practicable after the beginning of a performance period, the Committee shall approve (i) the business unit performance goals, (ii) the Company performance goals, (iii) the threshold achievement, target achievement and maximum achievement levels for the business unit performance goals and Company performance goals, (iv) with respect to each participant, the incentive compensation to be paid for achievement of the threshold achievement, target achievement and maximum achievement levels and the relative weighting of each performance goal in determining the participant’s incentive compensation and (v) a schedule setting forth the payout opportunity for threshold achievement, target achievement and maximum achievement levels.

Pursuant to the Executive Bonus Plan, the performance criteria for individual performance goals, business unit performance goals and Company performance goals shall be related to the achievement of certain financial and operating objectives, which may consist of one or more criteria selected by the Committee from time to time, including, but not limited to: cash flow, sales, cost reductions, revenues, customer growth, earnings before interest, taxes, depreciation and amortization (“EBITDA”), gross margin, earnings per share (whether on a pre-tax, after-tax, operational or other basis), operating earnings, capital expenditures, expenses or expense levels, public offerings or similar extraordinary business transactions, price of the Company’s common stock, equity or stockholders’ equity, return on capital compared to cost of capital, total market value, stockholder value, total return to stockholders or such other objective criteria determined by the Committee.

Subject to certain conditions provided in the Executive Bonus Plan, a participant’s incentive compensation for a performance period shall be paid as soon as reasonably practicable following the close of such performance period, but no later than March 15th of the calendar year following the calendar year in which such performance period ends. Incentive compensation shall be in the form directed by the Committee and may be paid in a cash lump sum payment or, partially or wholly, in shares of the Company’s common stock pursuant to the Company’s 2023 Equity Incentive Plan (as amended, the “2023 Plan”), provided, however, if no such selection is made by the Committee, the default form of payment shall be a cash lump sum payment.

The foregoing description of the Executive Bonus Plan is a summary of the material terms of the Executive Bonus Plan, does not purport to be complete, and is qualified in its entirety by reference to the Executive Bonus Plan, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

2023 Executive Annual Incentive Opportunity

For fiscal year 2023, the Company’s named executive officers are participants in the Executive Bonus Plan, with payouts to be determined based on achievement of (i) specified Company performance goals relating to revenue and EBITDA and (ii) individual performance goals, as shown in the table below.

Name	Performance Goals	Weighting	Applicable Components
Anil Mathews	Company Performance Goals	75%	Revenue (37.5%)
			EBITDA (37.5%)
	Individual Performance Goals	25%	N/A
Shobhit Shukla	Company Performance Goals	50%	Revenue (25%)
			EBITDA (25%)
	Individual Performance Goals	50%	N/A
Rahul Agarwal	Company Performance Goals	50%	Revenue (25%)
			EBITDA (25%)
	Individual Performance Goals	50%	N/A

The table below presents payout opportunities for Messrs. Mathews, Shukla and Agarwal, expressed as a percentage of base salary, at threshold achievement and target achievement levels for Company performance goals. For Mr. Mathews, 75% of his payout opportunity will be determined based on achievement of Company performance goals and 25% of his payout opportunity will be determined based on achievement of individual performance goals, provided that if the threshold performance achievement levels for Company performance goals are not exceeded, no incentive compensation will be earned (regardless of achievement of individual performance goals). For each of Mr. Shukla and Mr. Agarwal, 50% of his payout opportunity will be determined based on achievement of Company performance goals and 50% of his payout opportunity will be determined based on achievement of individual performance goals. In addition, for all three executives, there will be no additional payout if the target performance achievement level is exceeded. Straight-line interpolation will be applied to determine the incentive compensation earned between the threshold and target performance achievement levels shown below. One-fourth of the incentive compensation earned will be paid in cash, with the remainder to be paid in shares of the Company’s common stock pursuant to the 2023 Plan.

Name	Title	Performance Achievement (Company Performance Goals)	Payout Opportunity (as % of Base Pay)
Anil Mathews	Chief Executive Officer	Threshold Achievement (75%)	0%
		Target Achievement (100% or greater)	50%
Shobhit Shukla	President	Threshold Achievement (75%)	0%
		Target Achievement (100% or greater)	25%-50%
Rahul Agarwal	Chief Financial Officer	Threshold Achievement (75%)	0%
		Target Achievement (100% or greater)	25%-50%

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Near Intelligence, Inc. Executive Annual Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2023

NEAR INTELLIGENCE, INC.

	By:	/s/ Rahul Agarwal
Rahul Agarwal
Chief Financial Officer

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